EXHIBIT 31.1

                     RULE 13A-14(A)/15D-14(A) CERTIFICATION

         I, Scott M. Boruff, certify that:

         1. I have reviewed this report on Amendment No. 1 to Form 10-KSB on Form 10-K for the year ended April 30, 2008 of Miller Petroleum, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. [INTENTIONALLY OMITTED PURSUANT TO STAFF GUIDANCE];

         4. [INTENTIONALLY OMITTED PURSUANT TO STAFF GUIDANCE]; and

         5. [INTENTIONALLY OMITTED PURSUANT TO STAFF GUIDANCE].

Date: June 1, 2009                /s/ Scott M. Boruff
                                  -------------------
                                  Scott M. Boruff, Chief Executive Officer,
                                  principal executive officer